STRIKEFORCE TECHNOLOGIES

Out-of-Band Authentication • Anti-Keylogging • Apple & Mobile Security

StrikeForce Technologies Discusses its First Quarter 2012 10-Q Financial Results

&

Updated Business Guidance for 2012

Please click on speaker on each slide when ready to listen to the corresponding audio recording from the WebEx by Mark L. Kay, CEO

AGENDA

- Introduction
- 1st QTR 2012 Results
- Updated Business Guidance for 2012
- StrikeForce's Intellectual Property (IP) Status
- Clarification on the Recent 8K
- Summary

Please click on speaker when ready to listen to narration

StrikeForce Technologies

Forward-Looking Statement

The information presented herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact made in this report are forward looking. In particular, the statements herein regarding industry prospects and future results of operations or financial position are forward looking statements. Forward-looking statements reflect management's current expectations and are inherently uncertain. Our actual results may differ significantly from management's expectations. Important factors that could cause actual results to differ materially from our expectations are disclosed in our quarterly report on Form 10-Q for the three months ended March 31, 2012 as filed with the United States Securities and Exchange Commission ("SEC") in May 21, 2012 as well as in our annual report on Form 10-K for the year ended December 31, 2011 as filed with the United States Securities and Exchange Commission ("SEC") on April 16, 2012. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

StrikeForce Technologies

1st QTR 2012 Results

- 1st Qtr 2012 vs. 1st Qtr 2011 increase in gross revenues of $83,849 ($100,805 in 2011 to $184,654 in 2012) or 83.2%
- Follows an annual gross revenue increase of 63.5% from years ending 2011 vs. 2010
- 1st Qtr 2012 vs. 4th Qtr 2011 increase in gross revenues of 14.4%
- Our net loss for the 1st Qtr 2012 was $297,943 compared to a net loss of $1,929,638 for the 1st Qtr 2011. This decrease and other details are explained in our 10Q

Please click on speaker when ready to listen to narration

STRIKEFORCE TECHNOLOGIES

Updated Business Guidance for 2012

- Projected gross revenues for 2012 ranges from $1 million to $1.5 million dollars primarily based on prior and 2012 contracts
- Sales concentration is in the financial, healthcare and technology markets
- Emphasis is on expansive Global Channel execution
- Continuing Direct Sales

Please click on speaker when ready to listen to narration

StrikeForce's IP Status

- Engaged a Company to leverage our "Out-of-Band" Authentication Patent NO. 7,870,599 for additional revenues
- "Out-of-Band" Continuation Patent is Pending
- Patent Pending for Keystroke Encryption and Anti-Keylogging Secure Process
- Potential royalties/revenues from patents are not included in the projections

Please click on speaker when ready to listen to narration

Clarification on the Recent 8K

- Signed Equity Facility with Auctus for up to $6mm that expires in 3 years
- Pricing is 10% discount to lowest closing bid price for the five following consecutive trading days after a drawdown notice, **not the par value that many misunderstood it to be**
- Company will set a floor for each request
- Objective is solely for insurance purposes with a plan not to utilize unless absolutely necessary
- S1 will be filed for 40million shares relating to this Equity Facility

Please click on speaker when ready to listen to narration

StrikeForce Technologies

Summary

- 2012 is the Growth Year for SFOR
- Management Summary Comments
- Please send Questions to:

  Q1Review@StrikeForcetech.com

Please click on speaker when ready to listen to narration

STRIKEFORCE THANKS YOU FOR YOUR INTEREST IN OUR COMPANY